Exhibit 10.13

Mr. Charles S. Houser
101 River Route
11866 Magnolia Street
Magnolia Springs, AL 36555

Dear Charlie:

        Reference is made to the Employment Agreement between us dated as of October 31, 2000, which is hereby amended as follows:

1.	The date “October 31, 2002” in Section 3 is amended to read “October 31, 2003.”
2.	The following sentence is added at the end of Section 4 (c):

“Employee’s benefits shall include the following which have been awarded as of October 16, 2001:

        2001 Performance Plan: Participation Grant - 2.00%

        2001 Stock Incentive Plan: Series F-1 Options - 400,000 shares @ $0.59 per share.”

16090 Swingley Ridge Road, Suite 500
Chesterfield, MO 63017

Mr. Charles S. Houser
January 7, 2002

        As amended by this letter, your Employment Agreement shall continue in effect in accordance with its terms.

        If the foregoing confirms your understanding of our agreements regarding the matters set forth herein, please confirm your agreement by signing in the space provided below.

Very truly yours, NUVOX, INC.
By:
	Name:	David L. Solomon
	Title:	Chairman and Chief Executive Officer
ACCEPTED AND AGREED as of January ___, 2002

Charles S. Houser

16090 Swingley Ridge Road, Suite 500
Chesterfield, MO 63017